UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 11, 2011

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein Holding L.P. and AllianceBernstein L.P. (together, “AllianceBernstein”) are furnishing a news release (“AUM Release”) issued on October 11, 2011 announcing preliminary assets under management as of September 30, 2011.  The AUM Release is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing a news release (“3Q11 Call Release”) issued on October 12, 2011 announcing conference call information relating to financial and operating results for the third quarter of 2011.  The 3Q11 Call Release is attached hereto as Exhibit 99.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	AUM Release.

99.02	3Q11 Call Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: October 12, 2011	By:	/s/ Edward J. Farrell
Edward J. Farrell Controller and Interim Chief Financial Officer